NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Amundi Multi Sector Bond Fund
NVIT DoubleLine Total Return Tactical Fund
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT Loomis Core Bond Fund (formerly, NVIT Core Bond Fund)
NVIT Loomis Short Term Bond Fund
NVIT Loomis Short Term High Yield Fund (formerly, NVIT Federated High Income Bond Fund)

Supplement dated June 11, 2025
to the Prospectus dated April 30, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Amundi Multi Sector Bond Fund

Effective June 26, 2025, the Prospectus is amended as follows:

1.	The NVIT Amundi Multi Sector Bond Fund is renamed the “NVIT Strategic Income Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE